Exhibit (d)(i)(B)

Schedule A

to the Investment Advisory Agreement

between Direxion Shares ETF Trust and Rafferty Asset Management, LLC

Pursuant to section 1 of the Investment Advisory Agreement between Direxion Shares ETF Trust (the “Trust”) and Rafferty Asset Management, LLC (“Rafferty”), the Trust hereby appoints Rafferty to manage the investment and reinvestment of the Funds of the Trust listed below. As compensation for such, the Trust shall pay to Rafferty pursuant to section 7 of the Investment Advisory Agreement a fee, computed daily and paid monthly, at the following annual rates as percentages of each Fund’s average daily net assets:

NON-LEVERAGED FUNDS

Direxion NASDAQ-100® Equal Weighted Index Shares	0.30%
Direxion S&P 500® Volatility Response Shares	0.45%
Direxion All Cap Insider Sentiment Shares	0.45%
Direxion Zacks MLP High Income Shares	0.60%
Direxion iBillionaire Index ETF	0.45%
Direxion Value Line Mid- and Large-Cap High Dividend ETF	0.45%
Direxion Value Line Small- and Mid-Cap High Dividend ETF	0.45%
Direxion Value Line Conservative Equity ETF	0.45%
Direxion Credit Suisse U.S. Hedged Equity Index	0.60%

1X BEAR FUNDS

Direxion Daily 7-10 Year Treasury Bear 1X Shares	0.45%
Direxion Daily 20+ Year Treasury Bear 1X Shares	0.45%
Direxion Daily Corporate Bond Bear 1X Shares	0.45%
Direxion Daily Large Cap Bear 1X Shares	0.45%
Direxion Daily Municipal Bond Taxable Bear 1X Shares	0.45%
Direxion Daily Small Cap Bear 1X Shares	0.45%
Direxion Daily Total Market Bear 1X Shares	0.45%
Direxion Daily Total Bond Market Bear 1X Shares	0.45%
Direxion Daily CSI 300 China A Share Bear 1X Shares	0.60%
Direxion Daily MSCI EAFE Currency Hedged Bear 1X Shares	0.45%
Direxion Daily MSCI Emerging Markets Currency Hedged Bear 1X Shares	0.45%
Direxion Daily MSCI Europe Currency Hedged Bear 1X Shares	0.45%
Direxion Daily MSCI Japan Currency Hedged Bear 1X Shares	0.45%
Direxion Daily MSCI Germany Currency Hedged Bear 1X Shares	0.45%
Direxion Daily S&P Biotech Bear 1X Shares	0.35%
Direxion Daily Healthcare Bear 1X Shares	0.35%
Direxion Daily CSI 500 China A Shares Bear 1X Shares	0.60%
Direxion Daily SME-ChiNext 100 China A Shares Bear 1X Shares	0.60%
Direxion Daily CSI Internet China A Shares Bear 1X Shares	0.60%
Direxion Daily MSCI China A Bear 1X Shares	0.60%
Direxion Daily Greece Bear 1X Shares	0.60%
Direxion Daily Cyber Security Bear 1X Shares	0.35%
Direxion Daily Pharmaceutical & Medical Bear 1X Shares	0.35%

LEVERAGED FUNDS

1.25X Funds

Direxion Daily S&P 500® Bull 1.25X Shares	0.45%
Direxion Daily Small Cap Bull 1.25X Shares	0.45%
Direxion Daily Mid Cap Bull 1.25X Shares	0.45%
Direxion Daily FTSE Developed Markets Bull 1.25X Shares	0.45%
Direxion Daily FTSE Emerging Markets Bull 1.25X Shares	0.45%
Direxion Daily 20+ Year Treasury Bull 1.25X Shares	0.45%
Direxion Daily 7-10 Year Treasury Bull 1.25X Shares	0.45%
Direxion Daily Corporate Bond Bull 1.25X Shares	0.45%
Direxion Daily Dow 30 Bull 1.25X Shares	0.45%
Direxion Daily MSCI REIT Index Bull 1.25X Shares	0.45%
Direxion Daily Financial Select Sector Bull 1.25X Shares	0.45%
Direxion Daily Healthcare Select Sector Bull 1.25X Shares	0.45%
Direxion Daily Consumer Staples Select Sector Bull 1.25X Shares	0.45%
Direxion Daily Consumer Discretionary Select Sector Bull 1.25X Shares	0.45%
Direxion Daily Materials Select Sector Bull 1.25X Shares	0.45%
Direxion Daily Technology Select Sector Bull 1.25X Shares	0.45%
Direxion Daily Energy Select Sector Bull 1.25X Shares	0.45%
Direxion Daily Industrial Select Sector Bull 1.25X Shares	0.45%
Direxion Daily Utilities Select Sector Bull 1.25X Shares	0.45%
Direxion Daily FTSE Emerging Markets Currency Hedged Bull 1.25X Shares	0.45%
Direxion Daily FTSE Japan Currency Hedged Bull 1.25X Shares	0.45%
Direxion Daily FTSE Developed Europe Currency Hedged Bull 1.25X Shares	0.45%
Direxion Daily FTSE Europe Currency Hedged Bull 1.25X Shares	0.45%

2X Funds

Direxion Daily S&P 500® Bull 2X Shares	0.50%	Direxion Daily S&P 500® Bear 2X Shares	0.50%
Direxion Daily Gold Miners Index Bull 2X Shares	0.50%	Direxion Daily Gold Miners Index Bear 2X Shares	0.50%
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.75%
Direxion Daily Homebuilders & Supplies Bull 2X Shares	0.75%	Direxion Daily Homebuilders & Supplies Bear 2X Shares	0.75%
Direxion Daily Small Cap Bull 2X Shares	0.50%
		Direxion Daily 7-10 Year Treasury Bear 2X Shares	0.50%
Direxion Daily 20+ Year Treasury Bull 2X Shares	0.75%	Direxion Daily 20+ Year Treasury Bear 2X Shares	0.75%
Direxion Daily Junior Gold Miners Index Bull 2X Shares	0.50%	Direxion Daily Junior Gold Miners Index Bear 2X Shares	0.50%
Direxion Daily MSCI EAFE Currency Hedged Bull 2X Shares	0.75%	Direxion Daily MSCI EAFE Currency Hedged Bear 2X Shares	0.75%
Direxion Daily MSCI Emerging Markets Currency Hedged Bull 2X Shares	0.75%	Direxion Daily MSCI Emerging Markets Currency Hedged Bear 2X Shares	0.75%
Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares	0.75%	Direxion Daily MSCI Europe Currency Hedged Bear 2X Shares	0.75%
Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares	0.75%	Direxion Daily MSCI Japan Currency Hedged Bear 2X Shares	0.75%
Direxion Daily MSCI Germany Currency Hedged Bull 2X Shares	0.75%	Direxion Daily MSCI Germany Currency Hedged Bear 2X Shares	0.75%
Direxion Daily S&P 500 Equal Weight Bull 2X Shares	0.75%	Direxion Daily S&P 500 Equal Weight Bear 2X Shares	0.75%
Direxion Daily S&P 500 Low Volatility Bull 2X Shares	0.75%	Direxion Daily S&P 500 Low Volatility Bear 2X Shares	0.75%

Direxion Daily MLP Bull 2X Shares	0.75%	Direxion Daily MLP Bear 2X Shares	0.75%
Direxion Daily Emerging Market Bond Bull 2X Shares	0.75%	Direxion Daily Emerging Market Bond Bear 2X Shares	0.75%
Direxion Daily Cyber Security Bull 2X Shares	0.75%	Direxion Daily Cyber Security Bear 2X Shares	0.75%
Direxion Daily Pharmaceutical & Medical Bull 2X Shares	0.75%	Direxion Daily Pharmaceutical & Medical Bear 2X Shares	0.75%
Direxion Daily CSI 500 China A Share Bull 2X Shares	0.75%
Direxion Daily SME-ChiNext 100 China A Shares Bull 2X Shares	0.75%
Direxion Daily CSI Internet China A Shares Bull 2X Shares	0.75%
Direxion Daily MSCI China A Bull 2X Shares	0.75%
Direxion Daily Greece Bull 2X Shares	0.75%
Direxion Daily Clean Energy Bull 2X Shares	0.60%	Direxion Daily Clean Energy Bear 2X Shares	0.60%
Direxion Daily S&P Biotech Bull 2X Shares	0.60%	Direxion Daily S&P Biotech Bear 2X Shares	0.60%

3X Funds

Direxion Daily 7-10 Year Treasury Bull 3X Shares	0.75%	Direxion Daily 7-10 Year Treasury Bear 3X Shares	0.75%
Direxion Daily 20+ Year Treasury Bull 3X Shares	0.75%	Direxion Daily 20+ Year Treasury Bear 3X Shares	0.75%
Direxion Daily Brazil Bull 3X Shares	0.75%
Direxion Daily FTSE China Bull 3X Shares	0.75%	Direxion Daily FTSE China Bear 3X Shares	0.75%
Direxion Daily Clean Energy Bull 3X Shares	0.75%	Direxion Daily Clean Energy Bear 3X Shares	0.75%
Direxion Daily Corporate Bond Bull 3X Shares	0.75%	Direxion Daily Corporate Bond Bear 3X Shares	0.75%
Direxion Daily Developed Markets Bull 3X Shares	0.75%	Direxion Daily Developed Markets Bear 3X Shares	0.75%
Direxion Daily Emerging Markets Bull 3X Shares	0.75%	Direxion Daily Emerging Markets Bear 3X Shares	0.75%
Direxion Daily Energy Bull 3X Shares	0.75%	Direxion Daily Energy Bear 3X Shares	0.75%
Direxion Daily Financial Bull 3X Shares	0.75%	Direxion Daily Financial Bear 3X Shares	0.75%
Direxion Daily Gold Miners Index Bull 3X Shares	0.75%	Direxion Daily Gold Miners Index Bear 3X Shares	0.75%
Direxion Daily Healthcare Bull 3X Shares	0.75%	Direxion Daily Healthcare Bear 3X Shares	0.75%
Direxion Daily High Yield Bull 3X Shares	0.75%	Direxion Daily High Yield Bear 3X Shares	0.75%
Direxion Daily India Bull 3X Shares	0.75%
Direxion Daily Latin America Bull 3X Shares	0.75%
Direxion Daily Mid Cap Bull 3X Shares	0.75%	Direxion Daily Mid Cap Bear 3X Shares	0.75%
Direxion Daily Municipal Bond Taxable Bull 3X Shares	0.75%
Direxion Daily Natural Gas Related Bull 3X Shares	0.75%	Direxion Daily Natural Gas Related Bear 3X Shares	0.75%
Direxion Daily Real Estate Bull 3X Shares	0.75%	Direxion Daily Real Estate Bear 3X Shares	0.75%
Direxion Daily Regional Banks Bull 3X Shares	0.75%	Direxion Daily Regional Banks Bear 3X Shares	0.75%
Direxion Daily Retail Bull 3X Shares	0.75%
Direxion Daily Russia Bull 3X Shares	0.75%	Direxion Daily Russia Bear 3X Shares	0.75%
Direxion Daily S&P 500® Bull 3X Shares	0.75%	Direxion Daily S&P 500® Bear 3X Shares	0.75%
Direxion Daily Semiconductor Bull 3X Shares	0.75%	Direxion Daily Semiconductor Bear 3X Shares	0.75%
Direxion Daily Small Cap Bull 3X Shares	0.75%	Direxion Daily Small Cap Bear 3X Shares	0.75%
Direxion Daily South Korea Bull 3X Shares	0.75%
Direxion Daily Technology Bull 3X Shares	0.75%	Direxion Daily Technology Bear 3X Shares	0.75%
Direxion Daily Junior Gold Miners Index Bull 3X Shares	0.75%	Direxion Daily Junior Gold Miners Index Bear 3X Shares	0.75%
Direxion Daily Silver Miners Bull 3X Shares	0.75%	Direxion Daily Silver Miners Bear 3X Shares	0.75%
Direxion Daily FTSE Europe Bull 3X Shares	0.75%
Direxion Daily Japan Bull 3X Shares	0.75%
Direxion Daily China A Share Bull 3X Shares	0.75%
Direxion Daily Homebuilders & Supplies Bull 3X	0.75%	Direxion Daily Homebuilders & Supplies Bear 3X	0.75%

Shares		Shares
Direxion Daily S&P Biotech Bull 3X Shares	0.75%	Direxion Daily S&P Biotech Bear 3X Shares	0.75%
Direxion Daily Oil & Gas Exp. & Prod. Bull 3X Shares	0.75%	Direxion Daily Oil & Gas Exp. & Prod. Bear 3X Shares	0.75%
Direxion Daily MSCI EAFE Currency Hedged Bull 3X Shares	0.75%	Direxion Daily MSCI EAFE Currency Hedged Bear 3X Shares	0.75%
Direxion Daily MSCI Emerging Markets Currency Hedged Bull 3X Shares	0.75%	Direxion Daily MSCI Emerging Markets Currency Hedged Bear 3X Shares	0.75%
Direxion Daily MSCI Europe Currency Hedged Bull 3X Shares	0.75%	Direxion Daily MSCI Europe Currency Hedged Bear 3X Shares	0.75%
Direxion Daily MSCI Japan Currency Hedged Bull 3X Shares	0.75%	Direxion Daily MSCI Japan Currency Hedged Bear 3X Shares	0.75%
Direxion Daily FTSE Cürex USD Bull 3X Shares	0.75%	Direxion Daily FTSE Cürex USD Bear 3X Shares	0.75%
Direxion Daily FTSE Cürex EUR Bull 3X Shares	0.75%	Direxion Daily FTSE Cürex EUR Bear 3X Shares	0.75%
Direxion Daily FTSE Cürex YEN Bull 3X Shares	0.75%	Direxion Daily FTSE Cürex YEN Bear 3X Shares	0.75%
Direxion Daily MSCI Germany Currency Hedged Bull 3X Shares	0.75%	Direxion Daily MSCI Germany Currency Hedged Bear 3X Shares	0.75%
Direxion Daily S&P 500 Equal Weight Bull 3X Shares	0.75%	Direxion Daily S&P 500 Equal Weight Bear 3X Shares	0.75%
Direxion Daily S&P 500 Low Volatility Bull 3X Shares	0.75%	Direxion Daily S&P 500 Low Volatility Bear 3X Shares	0.75%
Direxion Daily MLP Bull 3X Shares	0.75%	Direxion Daily MLP Bear 3X Shares	0.75%
Direxion Daily Emerging Market Bond Bull 3X Shares	0.75%	Direxion Daily Emerging Market Bond Bear 3X Shares	0.75%
Direxion Daily Cyber Security Bull 3X Shares	0.75%	Direxion Daily Cyber Security Bear 3X Shares	0.75%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	0.75%	Direxion Daily Pharmaceutical & Medical Bear 3X Shares	0.75%

Last Updated: November 24, 2015